UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03639

Morgan Stanley Mid Cap Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2012

Date of reporting period:	March 31, 2012

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

DGRSAN
IU12-00974P-Y03/12

INVESTMENT MANAGEMENT

Morgan Stanley
Mid Cap Growth Fund

Semiannual Report

March 31, 2012

Morgan Stanley Mid Cap Growth Fund

Table of Contents

Welcome Shareholder	3

Fund Report	4

Performance Summary	7

Expense Example	8

Portfolio of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Notes to Financial Statements	16

Financial Highlights	27

U.S. Privacy Policy	31

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Mid Cap Growth Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended March 31, 2012

Total Return for the 6 Months Ended March 31, 2012
Class A	Class B	Class C	Class I	Russell Midcap® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
21.13%	20.70%	20.64%	21.26%	27.39%	24.87%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The stock market rose strongly in the six-month period ended March 31, 2012. In October of 2011, the market rallied on the announcement of a more comprehensive debt crisis plan for the eurozone and easing concerns about recession in the U.S. The debt crisis still faced a number of unresolved issues and U.S. economic news appeared mixed at times but the overall tone of investor sentiment continued to improve in the first three months of 2012. Central bank actions around the world helped shore up confidence in Europe's banks and bought more time for policy makers. In the U.S., unemployment remained high and the housing market was still weak, but investors were optimistic about positive consumer data (in part driven by unseasonably warm weather early in the year). Despite the market's gains, concerns lingered at the end of the period about the sustainability of corporate profit margins and the impact on earnings if margins begin to decline, as well as the expiration of fiscal stimulus and tax cuts in 2013, which could act as a drag on the economy.

Performance Analysis

All share classes of Morgan Stanley Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index (the "Index") and the Lipper Multi-Cap Growth Funds Index for the six months ended March 31, 2012, assuming no deduction of applicable sales charges.

The largest detractor from relative performance was stock selection in the energy sector, due to weak performance from holdings in a solar power equipment maker and a crude oil producer. Stock selection in the consumer discretionary sector was disadvantageous. A position in a Chinese travel booking web site detracted from performance in the sector. Stock selection in the technology sector also disappointed, particularly the Fund's exposure to a software service provider to the auto insurance industry, a daily online deals web site, and a Chinese online social networking service.

The portfolio saw relative gains elsewhere. In the health care sector, stock selection was beneficial to performance. Holdings in medical and dental instruments and supplies, medical equipment, and pharmaceuticals were positive contributors. Stock selection in the utilities sector also bolstered performance. The Fund held only two stocks in the sector and both performed well during the period. The consumer staples sector was additive to performance as well, due to both stock selection and an underweight in the sector. The Fund's sole holding in the sector generated gains during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 03/31/12
Motorola Solutions, Inc.	4.0%
Intuitive Surgical, Inc.	3.8
Fastenal Co.	3.8
Edenred (France)	3.6
LinkedIn Corp., Class A	2.9
Weight Watchers International, Inc.	2.9
Verisk Analytics, Inc., Class A	2.7
Mead Johnson Nutrition Co.	2.6
MSCI, Inc., Class A	2.6
Yandex N.V., Class A (Russia)	2.3
TOP FIVE INDUSTRIES as of 03/31/12
Computer Services, Software & Systems	16.0%
Diversified Retail	9.2
Commercial Services	8.2
Financial Data & Systems	5.3
Pharmaceuticals	5.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns—Period Ended March 31, 2012
Symbol	Class A Shares* (since 07/28/97) DGRAX		Class B Shares** (since 04/29/83) DGRBX		Class C Shares† (since 07/28/97) DGRCX		Class I Shares†† (since 07/28/97) DGRDX
1 Year	1.24 –4.06 [4]	%[3]	0.50 –4.25 [4]	%[3]	0.47 –0.48 [4]	%[3]	1.49 —%[3]
5 Years	7.54 [3] 6.39 [4]		6.73 [3] 6.42 [4]		6.73 [3] 6.73 [4]		7.79 [3] —
10 Years	9.41 [3] 8.82 [4]		8.74 [3] 8.74 [4]		8.59 [3] 8.59 [4]		9.67 [3] —
Since Inception	8.00 [3] 7.61 [4]		8.40 [3] 8.40 [4]		7.19 [3] 7.19 [4]		8.24 [3] —
Gross Expense Ratio	0.97		1.72		1.72		0.72

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/01/11 – 03/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	10/01/11	03/31/12	10/01/11 – 03/31/12
Class A
Actual (21.13% return)	$1,000.00	$1,211.30	$5.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.15	$4.90
Class B
Actual (20.70% return)	$1,000.00	$1,207.00	$9.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.40	$8.67
Class C
Actual (20.64% return)	$1,000.00	$1,206.40	$8.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.85	$8.22
Class I
Actual (21.26% return)	$1,000.00	$1,212.60	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.40	$3.64

  @  Expenses are equal to the Fund's annualized expense ratios of 0.97%, 1.72%, 1.63% and 0.72% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.98%, 1.73%, 1.64%, 0.73% for Class A, Class B, Class C and Class I shares, respectively.

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.9%)
	Air Transport (2.0%)
149,257	Expeditors International of Washington, Inc.	$6,941,943
	Alternative Energy (2.6%)
101,693	Range Resources Corp.	5,912,431
147,929	Ultra Petroleum Corp. (a)	3,347,633
		9,260,064
	Asset Management & Custodian (0.7%)
53,305	Greenhill & Co., Inc.	2,326,230
	Biotechnology (3.7%)
63,620	IDEXX Laboratories, Inc. (a)	5,563,569
145,983	Illumina, Inc. (a)	7,680,166
		13,243,735
	Cement (1.1%)
44,121	Martin Marietta Materials, Inc.	3,778,081
	Chemicals: Diversified (2.6%)
154,825	Intrepid Potash, Inc. (a)	3,766,892
102,147	Rockwood Holdings, Inc. (a)	5,326,966
		9,093,858
	Commercial Services (8.2%)
127,741	Gartner, Inc. (a)	5,446,876
156,804	Intertek Group PLC (United Kingdom)	6,297,793
167,921	Leucadia National Corp.	4,382,738
30,265	MercadoLibre, Inc. (Brazil)	2,959,614
130,960	Weight Watchers International, Inc.	10,108,803
		29,195,824

NUMBER OF SHARES		VALUE
	Communications Technology (4.9%)
28,373	Millicom International Cellular SA SDR (Sweden)	$3,216,505
282,005	Motorola Solutions, Inc.	14,334,314
		17,550,819
	Computer Services, Software & Systems (15.9%)
165,169	Akamai Technologies, Inc. (a)	6,061,703
1,563,400	Alibaba.com Ltd. (China) (a)(b)	2,657,491
38,908	Citrix Systems, Inc. (a)	3,070,230
57,865	IHS, Inc., Class A (a)	5,419,057
101,806	LinkedIn Corp., Class A (a)	10,383,194
91,037	Red Hat, Inc. (a)	5,452,206
51,924	Salesforce.com, Inc. (a)	8,022,777
134,489	Solera Holdings, Inc.	6,171,700
501,353	Zynga, Inc., Class A (a)	6,592,792
205,470	Zynga, Inc., Class B (a)(c)(d)	2,566,321
		56,397,471
	Computer Technology (3.5%)
69,348	NVIDIA Corp. (a)	1,067,265
300,879	Yandex N.V., Class A (Russia) (a)	8,084,619
154,300	Youku.com, Inc. ADR (China) (a)	3,393,057
		12,544,941
	Consumer Lending (1.5%)
38,581	IntercontinentalExchange, Inc. (a)	5,301,801

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Consumer Services: Miscellaneous (2.2%)
536,923	Qualicorp SA (Brazil) (a)	$4,603,164
2,251,000	Sun Art Retail Group Ltd. (Hong Kong) (a)	3,049,432
		7,652,596
	Cosmetics (0.9%)
144,940	Natura Cosmeticos SA (Brazil)	3,152,164
	Diversified Materials & Processing (1.4%)
41,648	Schindler Holding AG (Switzerland)	5,010,494
	Diversified Media (3.0%)
51,063	Factset Research Systems, Inc.	5,057,280
114,815	McGraw-Hill Cos., Inc. (The)	5,565,083
		10,622,363
	Diversified Retail (9.2%)
113,196	Ctrip.com International Ltd. ADR (China) (a)	2,449,562
56,489	Dollar Tree, Inc. (a)	5,337,646
246,832	Fastenal Co.	13,353,611
372,752	Groupon, Inc., Series A (a)(c)(d)	6,623,803
42,608	NetFlix, Inc. (a)	4,901,624
		32,666,246
	Education Services (0.9%)
121,744	New Oriental Education & Technology Group, Inc. ADR (China) (a)	3,343,090
	Electronic Entertainment (0.8%)
153,905	Nexon Co., Ltd. (Korea, Republic of) (a)	2,681,298
	Financial Data & Systems (5.3%)
251,725	MSCI, Inc., Class A (a)	9,265,997

NUMBER OF SHARES		VALUE
203,107	Verisk Analytics, Inc., Class A (a)	$9,539,936
		18,805,933
	Health Care Services (2.5%)
57,614	athenahealth, Inc. (a)	4,270,350
57,210	Stericycle, Inc. (a)	4,785,044
		9,055,394
	Media (0.5%)
1,792	Legend Pictures LLC Ltd. (a)(c)(d)	1,915,881
	Medical & Dental Instruments & Supplies (1.2%)
60,985	Techne Corp.	4,275,049
	Medical Equipment (3.8%)
25,155	Intuitive Surgical, Inc. (a)	13,627,721
	Metals & Minerals: Diversified (1.6%)
1,154,571	Lynas Corp., Ltd. (Australia) (a)	1,309,578
129,294	Molycorp, Inc. (a)	4,374,016
		5,683,594
	Pharmaceuticals (5.1%)
170,002	Ironwood Pharmaceuticals, Inc. (a)	2,262,727
113,381	Mead Johnson Nutrition Co.	9,351,665
117,841	Valeant Pharmaceuticals International, Inc. (Canada) (a)	6,326,883
		17,941,275
	Publishing (1.4%)
76,583	Morningstar, Inc.	4,828,558
	Recreational Vehicles & Boats (3.6%)
420,255	Edenred (France)	12,644,743

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Restaurants (1.2%)
136,951	Dunkin' Brands Group, Inc.	$4,123,595
	Scientific Instruments: Pollution Control (1.0%)
226,549	Covanta Holding Corp.	3,676,890
	Semiconductors & Components (1.9%)
192,853	ARM Holdings PLC ADR (United Kingdom)	5,455,811
56,590	First Solar, Inc. (a)	1,417,580
		6,873,391
	Utilities: Electrical (1.7%)
187,487	Brookfield Infrastructure Partners LP (Canada)	5,924,589
	Total Common Stocks (Cost $268,784,405)	340,139,631
	Convertible Preferred Stocks (1.2%)
	Alternative Energy (0.8%)
618,623	Better Place, Inc. (a)(c)(d)	2,808,548
	Computer Services, Software & Systems (0.1%)
41,492	Workday, Inc. (a)(c)(d)	550,184
	Technology: Miscellaneous (0.3%)
28,639	Peixe Urbano, Inc. (Brazil) (a)(c)(d)	942,822
	Total Convertible Preferred Stocks (Cost $3,039,562)	4,301,554

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (3.7%)
	Investment Company
12,961	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $12,960,646)	$12,960,646
Total Investments (Cost $284,784,613)	100.8%	357,401,831
Liabilities in Excess of Other Assets	(0.8)	(2,891,059)
Net Assets	100.0%	$354,510,772

  ADR  American Depositary Receipt.

  SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  At March 31, 2012, the Fund held fair valued securities valued at $15,407,559, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Illiquid security. Resale is restricted to qualified institutional investors.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$56,947,655	15.9%
Diversified Retail	32,666,246	9.1
Commercial Services	29,195,824	8.2
Financial Data & Systems	18,805,933	5.3
Pharmaceuticals	17,941,275	5.0
Communications Technology	17,550,819	4.9
Medical Equipment	13,627,721	3.8
Biotechnology	13,243,735	3.7
Investment Company	12,960,646	3.6
Recreational Vehicles & Boats	12,644,743	3.5
Computer Technology	12,544,941	3.5
Alternative Energy	12,068,612	3.4
Diversified Media	10,622,363	3.0
Chemicals: Diversified	9,093,858	2.5
Health Care Services	9,055,394	2.5
Consumer Services: Miscellaneous	7,652,596	2.1
Air Transport	6,941,943	1.9
Semiconductors & Components	6,873,391	1.9
Utilities: Electrical	5,924,589	1.7
Metals & Minerals: Diversified	5,683,594	1.6
Consumer Lending	5,301,801	1.5
Diversified Materials & Processing	5,010,494	1.4
Publishing	4,828,558	1.4
Medical & Dental Instruments & Supplies	4,275,049	1.2
Restaurants	4,123,595	1.2
Cement	3,778,081	1.1
Scientific Instruments: Pollution Control	3,676,890	1.0
Education Services	3,343,090	0.9
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Cosmetics	$3,152,164	0.9%
Electronic Entertainment	2,681,298	0.8
Asset Management & Custodian	2,326,230	0.7
Media	1,915,881	0.5
Technology: Miscellaneous	942,822	0.3
	$357,401,831	100.0%

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $271,823,967)	$344,441,185
Investment in affiliate, at value (cost $12,960,646)	12,960,646
Total investments in securities, at value (cost $284,784,613)	357,401,831
Cash (including foreign currency valued at $59,978 with a cost of $59,609)	59,978
Receivable for:
Dividends	231,067
Shares of beneficial interest sold	118,874
Foreign withholding taxes reclaimed	59,858
Dividends from affiliate	1,128
Prepaid expenses and other assets	63,585
Total Assets	357,936,321
Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,662,473
Investments purchased	1,289,866
Investment advisory fee	124,124
Transfer agent fee	104,154
Distribution fee	93,143
Administration fee	23,811
Accrued expenses and other payables	127,978
Total Liabilities	3,425,549
Net Assets	$354,510,772
Composition of Net Assets:
Paid-in-capital	$272,932,951
Net unrealized appreciation	72,611,477
Accumulated net investment loss	(710,427)
Accumulated undistributed net realized gain	9,676,771
Net Assets	$354,510,772
Class A Shares:
Net Assets	$318,957,205
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,098,319
Net Asset Value Per Share	$35.06
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$37.00
Class B Shares:
Net Assets	$8,903,203
Shares Outstanding (unlimited shares authorized, $.01 par value)	296,031
Net Asset Value Per Share	$30.08
Class C Shares:
Net Assets	$22,099,016
Shares Outstanding (unlimited shares authorized, $.01 par value)	731,129
Net Asset Value Per Share	$30.23
Class I Shares:
Net Assets	$4,551,348
Shares Outstanding (unlimited shares authorized, $.01 par value)	124,183
Net Asset Value Per Share	$36.65

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statement of Operations

For the six months ended March 31, 2012 (unaudited)

Net Investment Loss: Income
Dividends (net of $28,145 foreign withholding tax)	$1,163,675
Dividends from affiliate (Note 5)	6,517
Total Income	1,170,192
Expenses
Investment advisory fee (Note 3)	707,696
Distribution fee (Class A shares) (Note 4)	378,574
Distribution fee (Class B shares) (Note 4)	48,879
Distribution fee (Class C shares) (Note 4)	96,904
Transfer agent fees and expenses	222,820
Administration fee (Note 3)	134,799
Shareholder reports and notices	38,593
Registration fees	35,198
Professional fees	34,847
Custodian fees	23,201
Trustees' fees and expenses	7,906
Other	18,707
Total Expenses	1,748,124
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(12,063)
Net Expenses	1,736,061
Net Investment Loss	(565,869)
Realized and Unrealized Gain (Loss): Realized Gain on:
Investments	14,494,260
Foreign currency translation	318
Net Realized Gain	14,494,578
Change in Unrealized Appreciation/Depreciation on:
Investments	51,171,290
Foreign currency translation	(5,840)
Net Change in Unrealized Appreciation/Depreciation	51,165,450
Net Gain	65,660,028
Net Increase	$65,094,159

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2012	FOR THE YEAR ENDED SEPTEMBER 30, 2011
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(565,869)	$(1,040,087)
Net realized gain	14,494,578	43,502,571
Net change in unrealized appreciation/depreciation	51,165,450	(36,546,787)
Net Increase	65,094,159	5,915,697
Distributions to Shareholders from Net Realized Gain:
Class A shares	(13,416,415)	—
Class B shares	(521,872)	—
Class C shares	(1,091,152)	—
Class I shares	(97,266)	—
Total Distributions	(15,126,705)	—
Net decrease from transactions in shares of beneficial interest	(30,749,342)	(26,939,096)
Net Increase (Decrease)	19,218,112	(21,023,399)
Net Assets:
Beginning of period	335,292,660	356,316,059
End of Period (Including accumulated net investment losses of $(710,427) and $(144,558), respectively)	$354,510,772	$335,292,660

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Mid Cap Growth Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Air Transport	$6,941,943	$—	$—	$6,941,943
Alternative Energy	9,260,064	—	—	9,260,064
Asset Management & Custodian	2,326,230	—	—	2,326,230
Biotechnology	13,243,735	—	—	13,243,735
Cement	3,778,081	—	—	3,778,081
Chemicals: Diversified	9,093,858	—	—	9,093,858
Commercial Services	29,195,824	—	—	29,195,824
Communications Technology	17,550,819	—	—	17,550,819
Computer Services, Software & Systems	53,831,150	—	2,566,321	56,397,471
Computer Technology	12,544,941	—	—	12,544,941
Consumer Lending	5,301,801	—	—	5,301,801
Consumer Services: Miscellaneous	7,652,596	—	—	7,652,596
Cosmetics	3,152,164	—	—	3,152,164
Diversified Materials & Processing	5,010,494	—	—	5,010,494
Diversified Media	10,622,363	—	—	10,622,363
Diversified Retail	26,042,443	—	6,623,803	32,666,246
Education Services	3,343,090	—	—	3,343,090
Electronic Entertainment	2,681,298	—	—	2,681,298
Financial Data & Systems	18,805,933	—	—	18,805,933
Health Care Services	9,055,394	—	—	9,055,394
Media	—	—	1,915,881	1,915,881
Medical & Dental Instruments & Supplies	4,275,049	—	—	4,275,049
Medical Equipment	13,627,721	—	—	13,627,721
Metals & Minerals: Diversified	5,683,594	—	—	5,683,594
Pharmaceuticals	17,941,275	—	—	17,941,275
Publishing	4,828,558	—	—	4,828,558
Recreational Vehicles & Boats	12,644,743	—	—	12,644,743
Restaurants	4,123,595	—	—	4,123,595
Scientific Instruments: Pollution Control	3,676,890	—	—	3,676,890
Semiconductors & Components	6,873,391	—	—	6,873,391
Utilities: Electrical	5,924,589	—	—	5,924,589
Total Common Stocks	329,033,626	—	11,106,005	340,139,631
Convertible Preferred Stocks	—	—	4,301,554	4,301,554
Short-Term Investment
Investment Company	12,960,646	—	—	12,960,646
Total Assets	$341,994,272	$—	$15,407,559	$357,401,831

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2012, securities with a total value of $29,175,542 transferred from Level 2 to Level 1. At September 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCK
Beginning Balance	$—	$7,510,589	$2,882,562
Purchases	1,915,881	1,493,006	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	5,826,371	(2,943,809)	(2,882,562)
Change in unrealized appreciation (depreciation)	3,363,753	(1,758,232)	—
Realized gains (losses)	—	—	—
Ending Balance	$11,106,005	$4,301,554	$—
Net change in unrealized appreciation/depreciation from investments still held as of March 31, 2012	$343,530	$1,261,991	$—

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $31,343,309 at March 31, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended March 31, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.91%, respectively.

The Distributor has informed the Fund that for the six months ended March 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $67, $5,051 and $1,987, respectively, and received $21,505 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2012 aggregated $27,741,542 and $65,624,344, respectively.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended March 31, 2012, advisory fees paid were reduced by $12,063 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended March 31, 2012 is as follows:

VALUE SEPTEMBER 30, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE MARCH 31, 2012
$20,294,108	$47,868,927	$55,202,389	$6,517	$12,960,646

For the six months ended March 31, 2012, the Fund incurred broker commissions of $84 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2012, included in "trustees' fees and expenses" in the Statement of Operations amounted to $2,158. At March 31, 2012, the Fund had an accrued pension liability of $59,796, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

6. Shares of Beneficial Interest+

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED MARCH 31, 2012		FOR THE YEAR ENDED SEPTEMBER 30, 2011
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	342,513	$11,096,282	2,162,956	$74,977,651
Conversion from Class B	65,718	2,139,156	159,254	5,567,470
Reinvestment of distributions	438,682	12,901,624	—	—
Redeemed	(1,692,176)	(54,517,717)	(2,977,065)	(102,727,503)
Net decrease — Class A	(845,263)	(28,380,655)	(654,855)	(22,182,382)
CLASS B SHARES
Sold	2,174	60,365	55,593	1,621,613
Conversion to Class A	(76,328)	(2,139,156)	(182,856)	(5,567,470)
Reinvestment of distributions	18,905	477,922	—	—
Redeemed	(40,743)	(1,144,990)	(100,037)	(3,002,660)
Net decrease — Class B	(95,992)	(2,745,859)	(227,300)	(6,948,517)
CLASS C SHARES
Sold	5,080	146,511	216,397	6,353,209
Reinvestment of distributions	42,208	1,072,092	—	—
Redeemed	(89,856)	(2,516,745)	(126,456)	(3,802,312)
Net increase (decrease) — Class C	(42,568)	(1,298,142)	89,941	2,550,897
CLASS I SHARES
Sold	76,632	2,513,225	44,096	1,565,256
Reinvestment of distributions	2,871	88,203	—	—
Redeemed	(27,874)	(926,114)	(54,209)	(1,924,350)
Net increase (decrease) — Class I	51,629	1,675,314	(10,113)	(359,094)
Net decrease in Fund	(932,194)	$(30,749,342)	(802,327)	$(26,939,096)

+  On March 31, 2011, the Fund suspended offering its shares to new investors, with certain exceptions as set forth in the Fund's prospectus. The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to new investors in the future.

7. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended 2011 and 2010.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Permanent differences, primarily due to foreign currency gains and a net operating loss, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,291,047	$(2,716)	$(1,288,331)

At September 30, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS
$—	$11,517,632

At March 31, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $89,167,687 and the aggregate gross unrealized depreciation is $16,550,469 resulting in net unrealized appreciation of $72,617,218.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $30,874,816.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 and other ordinary losses incurred after December 31 but within the taxable year are deemed to arise on

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

the first day of the Fund's next taxable year. For the year ended September 30, 2011, the Fund deferred to October 1, 2011 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
$73,542	$—

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Mid Cap Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.39		$30.13		$24.22		$23.78		$35.96		$27.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.07)		0.01		(0.06)		(0.05)		0.05
Net realized and unrealized gain (loss)	6.18		0.33		5.90		1.83		(9.46)		8.91
Total income (loss) from investment operations	6.14		0.26		5.91		1.77		(9.51)		8.96
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$35.06		$30.39		$30.13		$24.22		$23.78		$35.96
Total Return(2)	21.13	%(6)	0.86%		24.40%		10.94%		(28.53)%		33.19%
Ratios to Average Net Assets(3):
Total expenses	0.97	%(4)(7)	0.97	%(4)	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)
Net investment income (loss)	(0.28	)%(4)(7)	(0.19	)%(4)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$318,957		$302,166		$319,321		$228,332		$232,192		$295,694
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.37		$26.34		$21.34		$21.33		$32.76		$24.78
Income (loss) from investment operations:
Net investment loss(1)	(0.14)		(0.28)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	5.32		0.31		5.17		1.51		(8.51)		8.15
Total income (loss) from investment operations	5.18		0.03		5.00		1.34		(8.76)		7.98
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.08		$26.37		$26.34		$21.34		$21.33		$32.76
Total Return(2)	20.70	%(6)	0.11%		23.43%		10.12%		(29.08)%		32.24%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)(7)	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)
Net investment loss	(1.03	)%(4)(7)	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$8,903		$10,338		$16,315		$21,541		$33,659		$126,446
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.48		$26.46		$21.43		$21.41		$32.88		$24.87
Income (loss) from investment operations:
Net investment loss(1)	(0.13)		(0.29)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	5.35		0.31		5.20		1.52		(8.55)		8.18
Total income (loss) from investment operations	5.22		0.02		5.03		1.35		(8.80)		8.01
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.23		$26.48		$26.46		$21.43		$21.41		$32.88
Total Return(2)	20.64	%(6)	0.11%		23.47%		10.12%		(29.08)%		32.21%
Ratios to Average Net Assets(3):
Total expenses	1.63	%(4)(7)	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)(7)	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$22,099		$20,491		$18,090		$15,339		$17,085		$29,267
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$31.66		$31.32		$25.13		$24.53		$36.94		$27.66
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.00	)(2)	0.02		0.07		0.00	(2)	0.03		0.12
Net realized and unrealized gain (loss)	6.46		0.32		6.12		1.93		(9.77)		9.16
Total income (loss) from investment operations	6.46		0.34		6.19		1.93		(9.74)		9.28
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$36.65		$31.66		$31.32		$25.13		$24.53		$36.94
Total Return(3)	21.26	%(7)	1.12%		24.63%		11.27%		(28.39)%		33.55%
Ratios to Average Net Assets(4):
Total expenses	0.72	%(5)(8)	0.72	%(5)	0.79	%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)
Net investment income (loss)	(0.03	)%(5)(8)	0.06	%(5)	0.27	%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.01	%(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$4,551		$2,297		$2,589		$1,795		$10,158		$23,024
Portfolio turnover rate	8	%(7)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mid Cap Growth Fund

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 22, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 22, 2012